EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

      I, Julius Csurgo, Chief Financial Officer of Interlotto International Holdings, Inc. (the "Company"), certify that:

In connection with the accompanying Quarterly Report On Form 10-QSB of Interlotto International Holdings, Inc. for the quarter ending September 30, 2006, I, Julius Csurgo, Chief Executive Officer and Chief Financial Officer of Interlotto International Holdings, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            1. Such Quarterly Report on Form 10-QSB for the quarter ending September30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending September 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Interlotto International Holdings, Inc.

                                         INTERLOTTO INTERNATIONAL HOLDINGS, INC.

Date:  December 22, 2006                 By:         /s/ Julius Csurgo
                                                     -------------------------
                                                     Julius Csurgo
                                                     Chief Executive Officer and
                                                     Chief Financial Officer